UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 19, 2008

Commission File Number	Exact Name of Registrant as specified in its charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-14756	Ameren Corporation	43-1723446
(Missouri Corporation)
1901 Chouteau Avenue
St. Louis, Missouri 63103
(314) 621-3222

1-2967	Union Electric Company	43-0559760
(Missouri Corporation)
1901 Chouteau Avenue
St. Louis, Missouri 63103
(314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On June 19, 2008, Union Electric Company, d/b/a AmerenUE (“UE”), a subsidiary of Ameren Corporation, issued and sold $450,000,000 principal amount of its 6.70% Senior Secured Notes due 2019 (the “Notes”), pursuant to a Registration Statement on Form S-3 (Nos. 333-151432 and 333-151432-01), which became effective on June 5, 2008, and a Prospectus Supplement dated June 12, 2008 to a Prospectus dated June 5, 2008.  UE will use the net proceeds from the sale of the Notes to repay a portion of its short-term debt.  A portion of that short-term debt was incurred to pay at maturity $148,000,000 principal amount of UE’s 6 ¾% first mortgage bonds due May 1, 2008.  UE is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with that offering.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

*1.1	Underwriting Agreement, dated June 12, 2008 between UE and Barclays Capital Inc., BNY Mellon Capital Markets, LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters.

**4.1	Indenture dated as of August 15, 2002, between UE and The Bank of New York, as Trustee, relating to the Notes (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.39).

*4.2	Company Order establishing the Notes.

*4.3	Global Note.

**4.4

Indenture of Mortgage and Deed of Trust dated June 15, 1937, from UE to The Bank of New York (successor trustee to Bank of America, National Association, formerly Boatmen’s Trust Company), as trustee (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.3).

*4.5

Supplemental Indenture dated June 1, 2008 by and between UE and The Bank of New York, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series MM securing the Notes.

*5.1	Opinion of Steven R. Sullivan, Esq., Senior Vice President, General Counsel and Secretary of UE, regarding the legality of the Notes (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes (including consent).

This combined Current Report on Form 8-K is being filed separately by Ameren Corporation and UE (each, a “registrant”).  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

*	Filed herewith.
**	Incorporated by reference as indicated.

SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By	/s/ Jerre E. Birdsong

Name:            Jerre E. Birdsong

Title: Vice President and Treasurer

UNION ELECTRIC COMPANY
(Registrant)

By	/s/ Jerre E. Birdsong

Name:            Jerre E. Birdsong

Title: Vice President and Treasurer

Date:  June 19, 2008

Exhibit Index

Exhibit No.	Description

*1.1	Underwriting Agreement, dated June 12, 2008 between UE and Barclays Capital Inc., BNY Mellon Capital Markets, LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters.

**4.1	Indenture dated as of August 15, 2002, between UE and The Bank of New York, as Trustee, relating to the Notes (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.39).

*4.2	Company Order establishing the Notes.

*4.3	Global Note.

**4.4

Indenture of Mortgage and Deed of Trust dated June 15, 1937, from UE to The Bank of New York (successor trustee to Bank of America, National Association, formerly Boatmen’s Trust Company), as trustee (Annual Report on Form 10-K for the year ended December 31, 2007, Exhibit 4.3).

*4.5

Supplemental Indenture dated June 1, 2008 by and between UE and The Bank of New York, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series MM securing the Notes.

*5.1	Opinion of Steven R. Sullivan, Esq., Senior Vice President, General Counsel and Secretary of UE, regarding the legality of the Notes (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes (including consent).

*	Filed herewith.
**	Incorporated by reference herein as indicated.